                                                                   Exhibit 10.01

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                          HOLLINGER INTERNATIONAL INC.


                                      AND


                          FIRST CHICAGO TRUST COMPANY


                         As Depositary and on Behalf of


                                   HOLDERS OF
                         PREFERRED REDEEMABLE INCREASED
                           DIVIDEND EQUITY SECURITIES


                              ____________________

                                DEPOSIT AGREEMENT
                              ____________________

                          Dated as of  August 7, 1996


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
                               TABLE OF CONTENTS


                                   ARTICLE I

                                         DEFINITIONS
                                                                                                  Page
                                                                                                  ----
SECTION 1.01                "Authorizing Resolutions"   . . . . . . . . . . . . . . . . .           1
SECTION 1.02                "Certificate of Incorporation"  . . . . . . . . . . . . . . .           2
SECTION 1.03                "Class A Common Stock"  . . . . . . . . . . . . . . . . . . .           2
SECTION 1.04                "Company"   . . . . . . . . . . . . . . . . . . . . . . . . .           2
SECTION 1.05                "Convertible Preferred Stock"   . . . . . . . . . . . . . . .           2
SECTION 1.06                "corporate trust office"  . . . . . . . . . . . . . . . . . .           2
SECTION 1.07                "Deposit Agreement"   . . . . . . . . . . . . . . . . . . . .           2
SECTION 1.08                "Depositary"  . . . . . . . . . . . . . . . . . . . . . . . .           2
SECTION 1.09                "Depositary's Agent"  . . . . . . . . . . . . . . . . . . . .           2
SECTION 1.10                "Mandatory Conversion Date"   . . . . . . . . . . . . . . . .           3
SECTION 1.11                "PRIDES"  . . . . . . . . . . . . . . . . . . . . . . . . . .           3
SECTION 1.12                "record holder"   . . . . . . . . . . . . . . . . . . . . . .           3
SECTION 1.13                "Registrar"   . . . . . . . . . . . . . . . . . . . . . . . .           3
SECTION 1.14                "Securities Act of 1933"  . . . . . . . . . . . . . . . . . .           3
SECTION 1.15.               Terms Generally . . . . . . . . . . . . . . . . . . . . . . .           3


                                   ARTICLE II

              FORM OF PRIDES CERTIFICATES, DEPOSIT OF CONVERTIBLE
                    PREFERRED STOCK, EXECUTION AND DELIVERY,
                        TRANSFER, SURRENDER, REDEMPTION
                            AND CONVERSION OF PRIDES

SECTION 2.01                Form and Transferability of PRIDES Certificates . . . . . . .
                                                                                                    3
SECTION 2.02                Deposit of Convertible Preferred Stock; Execution and
                               Delivery of PRIDES Certificates in Respect Thereof   . . .           5
SECTION 2.03                Conversion  . . . . . . . . . . . . . . . . . . . . . . . . .           6
SECTION 2.04                Mandatory Conversion  . . . . . . . . . . . . . . . . . . . .           9
SECTION 2.05                Redemption by Company   . . . . . . . . . . . . . . . . . . .           9
SECTION 2.06                Fractional Shares   . . . . . . . . . . . . . . . . . . . . .          11
SECTION 2.07                Transfer of PRIDES Certificates . . . . . . . . . . . . . . .          12
SECTION 2.08                Combinations and Split-Ups of
                              PRIDES  . . . . . . . . . . . . . . . . . . . . . . . . . .          12
SECTION 2.09                Surrender of PRIDES Certificates
                              and Withdrawal of Convertible Preferred Stock . . . . . . .          12

                                                                Contents, p. 3

                                                                                               Page
                                                                                               ----
 SECTION 2.10                Limitations on Execution and Delivery, Transfer, Surrender,
                               Redemption and Conversion of PRIDES or PRIDES Certificates.       14
 SECTION 2.11                Lost PRIDES Certificates, etc.  . . . . . . . . . . . . . . .       15
 SECTION 2.12                Cancelation and Destruction of
                               Surrendered PRIDES Certificates . . . . . . . . . . . . . .       15

                                          ARTICLE III

                           CERTAIN OBLIGATIONS OF HOLDERS OF PRIDES

 SECTION 3.01                Filing Proofs, Certificates and Other Information . . . . . .       15
 SECTION 3.02                Payment of Taxes or Other Governmental Charges  . . . . . . .       16
 SECTION 3.03                Warranties as to Convertible Preferred Stock  . . . . . . . .       16


                                          ARTICLE IV

                               THE DEPOSITED SECURITIES; NOTICES

 SECTION 4.01                Cash Distributions  . . . . . . . . . . . . . . . . . . . . .       16
 SECTION 4.02                Distributions Other Than Cash . . . . . . . . . . . . . . . .       17
 SECTION 4.03                Notice of Dividends, Fixing of Record Date for PRIDES
                                Holders, Coordination of Notices   . . . . . . . . . . . .       17
 SECTION 4.04                Voting Rights . . . . . . . . . . . . . . . . . . . . . . . .       18
 SECTION 4.05                Changes Affecting Deposited Securities and
                                Reclassifications, Recapitalizations, etc.   . . . . . . .       19
 SECTION 4.06                Reports . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
 SECTION 4.07                Lists of PRIDES Holders . . . . . . . . . . . . . . . . . . .       20


                                           ARTICLE V

                         THE DEPOSITARY, THE REGISTRAR AND THE COMPANY

 SECTION 5.01                Maintenance of Offices, Agencies, Transfer Books by the
                                Depositary and the Registrar   . . . . . . . . . . . . . .       20
 SECTION 5.02                Prevention or Delay in Performance by the Depositary, the
                                Registrar or the Company   . . . . . . . . . . . . . . . .       20

                                                                Contents, p. 4

                                                                                            Page
                                                                                            ----
SECTION 5.03          Obligations of the Depositary, the Depositary's Agents, the
                         Registrar and the Company  . . . . . . . . . . . . . . . .
                                                                                              21
SECTION 5.04          Resignation and Removal of the Depositary; Appointment of
                         Successor Depositary   . . . . . . . . . . . . . . . . . .
                                                                                              22
SECTION 5.05          Corporate Notices and Reports   . . . . . . . . . . . . . . .           23
SECTION 5.06          Deposit of Convertible Preferred Stock by the Company . . . .
                                                                                              23
SECTION 5.07          Indemnification by the Company  . . . . . . . . . . . . . . .           24
SECTION 5.08          Charges and Expenses  . . . . . . . . . . . . . . . . . . . .           24


                                   ARTICLE VI

                            AMENDMENT AND TERMINATION

SECTION 6.01          Amendment . . . . . . . . . . . . . . . . . . . . . . . . . .           24
SECTION 6.02          Termination . . . . . . . . . . . . . . . . . . . . . . . . .           25
SECTION 6.03          Consents  . . . . . . . . . . . . . . . . . . . . . . . . . .           26


                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.01          Counterparts  . . . . . . . . . . . . . . . . . . . . . . . .           27
SECTION 7.02          Exclusive Benefit of Parties  . . . . . . . . . . . . . . . .           27
SECTION 7.03          Invalidity of Provisions  . . . . . . . . . . . . . . . . . .           27
SECTION 7.04          Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .           28
SECTION 7.05          Depositary Agents . . . . . . . . . . . . . . . . . . . . . .           28
SECTION 7.06          GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . .           29
SECTION 7.07          Headings  . . . . . . . . . . . . . . . . . . . . . . . . . .           29


Exhibit A        Form of PRIDES Certificate
Exhibit B        Authorizing Resolutions

                                  DEPOSIT AGREEMENT dated as of August 1, 1996,
                          between HOLLINGER INTERNATIONAL INC. (the "Company"), a corporation duly incorporated and existing under the laws of the State of Delaware, and FIRST CHICAGO TRUST COMPANY, a Delaware corporation, as Depositary and on behalf of all holders from time to time of PRIDES issued hereunder.


                             W I T N E S S E T H :

     WHEREAS, it is desired to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of shares of the Company's Convertible Preferred Stock (as hereinafter defined), with First Chicago Trust Company, as Depositary, for the purposes set forth in this Deposit Agreement and for the issuance hereunder of PRIDES (as hereinafter defined) in respect of the Convertible Preferred Stock so deposited; and

     WHEREAS, the PRIDES certificates are to be substantially in the form set forth in Exhibit A hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed by and among the parties hereto as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

     The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

     SECTION 1.01. The term "Authorizing Resolutions" shall mean the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof establishing and setting forth the rights, preferences and privileges of the Convertible Preferred Stock and filed in the form of a certificate of the voting powers, designations, preferences and relative participating, optional or other special rights, and qualifications, limitations and restrictions thereof, of the Convertible Preferred Stock with the Secretary of State of the State of Delaware pursuant to Section 151 of the General
Corporation Law of the State of Delaware, attached hereto as Exhibit   .

     SECTION 1.02. The term "Certificate of Incorporation" shall mean the Restated Certificate of Incorporation of the Company, as from time to time amended and restated, including the Authorizing Resolutions with respect to the Convertible Preferred Stock.

     SECTION 1.03. The term "Class A Common Stock" shall mean the Class A Common Stock, par value $.01 per share, of the Company. The term "Class A Common Stock" shall also include each other security or item of property into which a half-share of Convertible Preferred Stock may become convertible.

     SECTION 1.04. The term "Company" shall mean Hollinger International Inc., a Delaware corporation, and its successors.

     SECTION 1.05. The term "Convertible Preferred Stock" shall mean the Series B Convertible Preferred Stock, par value, $.01 per share, of the Company.

     SECTION 1.06. The term "corporate trust office" or "corporate office", when used with respect to the Depositary, shall mean the office of the
Depositary, which at the date of this Agreement is                        , and
the term "corporate office", when used with respect to the Registrar, shall mean the office of the Registrar, which at the date of this Agreement is .

     SECTION 1.07. The term "Deposit Agreement" shall mean this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

     SECTION 1.08. The term "Depositary" shall mean First Chicago Trust Company, and any successor as depositary hereunder.

     SECTION 1.09. The term "Depositary's Agent" shall mean an agent appointed by the Depositary as provided in Section 7.05 hereof.


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                                                                               7

     SECTION 1.10.  The term "Mandatory Conversion Date" shall mean August 1,
2000.

     SECTION 1.11.  The term "PRIDES" shall mean the Preferred Redeemable
Increased Dividend Equity Securities,     % PRIDES, represented by the
certificates in the form of Exhibit A hereto, as the same may be amended from time to time in accordance with the terms hereof.

     SECTION 1.12. The term "record holder" as applied to a PRIDES shall mean the person in whose name a PRIDES is registered on the books of the Registrar maintained for such purpose.

     SECTION 1.13. The term "Registrar" shall mean any bank or trust company which shall be appointed to register PRIDES as herein provided.

     SECTION 1.14. The term "Securities Act of 1933" shall mean the Securities Act of 1933 (15 U.S. Code Secs. 77a-77aa), as from time to time amended.

     SECTION 1.15. Terms Generally. The definitions in this Article I shall apply equally to both the singular and plural forms of the terms defined.


                                   ARTICLE II

                         Forms of PRIDES Certificates,
                    Deposit of Convertible Preferred Stock,
            Execution and Delivery, Transfer, Surrender, Redemption
                            and Conversion of PRIDES

     SECTION 2.01. Form and Transferability of PRIDES Certificates. PRIDES certificates shall be engraved or printed or lithographed with steel-engraved borders and shall be substantially in the form set forth in Exhibit A hereto, in each case with appropriate insertions, modifications and omissions, as hereinafter provided. No PRIDES certificate shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless it shall have been executed by the manual signature of a duly authorized officer of the Depositary or, if a Registrar for PRIDES certificates (other than the Depositary) shall have been appointed, by the Depositary by the facsimile signature of a duly authorized officer of the Depositary and, if executed by a facsimile signature of a duly authorized officer of the Depositary, countersigned by the Registrar by the manual signature of a duly authorized officer of the Registrar. If a facsimile signature is used, PRIDES certificates executed as provided in this
Section 2.01 may be issued notwithstanding that any authorized officer of the Depositary signing such PRIDES certificates shall have ceased to hold office at the time of issuance of such PRIDES certificates. The Registrar shall record on its books each PRIDES certificates so signed and delivered as hereinafter provided.

     Except as the Depositary may otherwise determine, PRIDES certificates shall be in denominations of any number of whole PRIDES.

     All PRIDES certificates shall be dated the date of their execution. Each whole PRIDES shall represent one half-share of Convertible Preferred Stock deposited pursuant hereto.

     The PRIDES certificates may be endorsed with or have incorporated in the text thereof such legends or recitals or changes as may be required by the Depositary not inconsistent with the provisions of this Deposit Agreement or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the PRIDES or the Convertible Preferred Stock may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular PRIDES certificates are subject by reason of any limitations or restrictions on the issuance or transfer of the Convertible Preferred Stock represented thereby or the underlying Class A Common Stock.

     Title to a PRIDES certificate (and the interest in the Convertible Preferred Stock evidenced thereby), when properly endorsed or accompanied by a properly executed instrument of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that until a PRIDES certificate shall be transferred on the books of the Depositary as provided in Section 2.06 hereof, the Depositary, each Depositary's Agent and the Company may, notwithstanding any notice to the contrary, treat the record holder thereof at such time as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or payments with respect to the Convertible Preferred Stock, to exercise voting or conversion rights with respect to the Convertible Preferred Stock, or to receive any notice provided for in this Deposit Agreement and for all other purposes.

     Until the definitive PRIDES certificates are ready for delivery, temporary PRIDES certificates shall be utilized. Temporary PRIDES certificates shall be in substantially the form of definitive PRIDES certificates but may have variations that the Company considers appropriate for temporary PRIDES certificates. Without unreasonable delay, the Company shall prepare and the Depositary shall execute definitive PRIDES certificates in exchange for temporary PRIDES certificates. Holders of temporary PRIDES certificates shall have the same rights as holders of definitive PRIDES certificates.

     SECTION 2.02. Deposit of Convertible Preferred Stock; Execution and Delivery of PRIDES Certificates in Respect Thereof. Subject to the terms and conditions of this Deposit Agreement, any holder of Convertible Preferred Stock may deposit such Convertible Preferred Stock under this Deposit Agreement by delivery to the Depositary of a certificate or certificates for such Convertible Preferred Stock to be deposited, properly endorsed or accompanied, if required by law, by a duly executed instrument of transfer or endorsement, in form satisfactory to the Depositary, together with all such certifications as may be required by the Depositary in accordance with the provisions of this Deposit Agreement, and together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order a PRIDES certificate for the number of PRIDES attributable to such Convertible Preferred Stock.

     Simultaneously with the execution and delivery hereof, the Company, on behalf of each initial purchaser of an interest in the Convertible Preferred Stock that is to be represented by the PRIDES, is depositing under this Deposit Agreement certificates representing all outstanding shares of Convertible Preferred Stock, together with a written order directing the Depositary to execute and deliver PRIDES representing such Convertible Preferred Stock registered in such names as have been designated in writing by Merrill Lynch & Co., as the representative of the underwriters for the PRIDES that are to represent such Convertible Preferred Stock.

     Upon each delivery to the Depositary of a certificate or certificates for Convertible Preferred Stock to be deposited hereunder, together with the other documents above specified, the Depositary shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the transfer agent for transfer and recordation of such Convertible Preferred Stock being deposited in the name of the Depositary or its nominee. Deposited Convertible Preferred Stock shall be held by the Depositary in trust for the benefit of the holders from time to time of the PRIDES at the principal office of the Depositary or at such other place or places as the Depositary shall determine, such deposited Convertible Preferred Stock (and any dividends or other distributions thereon) to be at all times segregated, separate and apart from the property of the Depositary.

     Upon receipt by the Depositary of a certificate or certificates for Convertible Preferred Stock deposited in accordance with the provisions of this
Section 2.02, together with the other documents required as above specified and upon recordation of such Convertible Preferred Stock on the books of the Company in the name of the Depositary or its nominee, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver to or upon the order of the person or persons named in the written order referred to above in this Section 2.02, one or more PRIDES for the number of PRIDES attributable to such Convertible Preferred Stock so deposited and registered in such name or names as requested by such person or persons. The Depositary shall execute and deliver any such PRIDES at its corporate office and at such other offices as it may hereafter designate. Delivery at other offices shall be at the risk and expense of the person requesting such delivery. However, in each case subsequent to the initial deposit hereunder, such delivery will be made only upon payment to the Depositary of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the deposited Convertible Preferred Stock. The Depositary shall not issue any PRIDES certificates other than PRIDES certificates for PRIDES representing Convertible Preferred Stock actually deposited with the Depositary.

     SECTION 2.03. Conversion at the Option of Holders. Subject to the terms and conditions of this Deposit Agreement and the Authorizing Resolutions, PRIDES may be surrendered at any time by the holders thereof with written instructions to the Depositary to convert any specified number of shares of Convertible Preferred Stock (or half share fractions thereof) represented by such PRIDES into shares of Class A Common Stock (and cash in lieu of fractional shares of Class A Common Stock) at the conversion rate in respect thereof determined in accordance with the Authorizing Resolutions. A holder of PRIDES may surrender such PRIDES at such office as the Depositary may from time to time designate for such purpose, together with a notice of conversion thereof duly completed and executed, thereby instructing the Depositary to cause the conversion of the number of shares of Convertible Preferred Stock (or half-share fractions thereof) specified in such notice of conversion into shares of Class A Common Stock.

     Upon receipt by the Depositary of a PRIDES certificate, together with notice of conversion instructing the Depositary to convert a specified number of shares of Convertible Preferred Stock (or half-shares thereof) duly completed and executed, the Depositary shall (a) give written notice to the transfer agent for the Convertible Preferred Stock of the number of shares of Convertible Preferred Stock (or half-shares thereof) surrendered for conversion and the number of shares of Class A Common Stock to be delivered upon conversion of such shares of Convertible Preferred Stock (or half shares thereof) and the amount of immediately available funds, if any, to be delivered to the holder of such PRIDES in payment of any fractional shares of Class A Common Stock otherwise issuable, (b) cancel such PRIDES certificate or, if a Registrar for PRIDES certificates (other than the Depositary) shall have been appointed, cause such Registrar to cancel such PRIDES certificate and (c) deliver to the transfer agent for the Convertible Preferred Stock or any other authorized agent of the Company certificates for the Convertible Preferred Stock represented by such PRIDES, which certificates shall thereupon be canceled by such transfer agent or other authorized agent. As promptly as practicable after such transfer agent or other authorized agent of the Company has received such certificates from the Depositary, (a) the Company shall cause to be furnished to the Depositary a certificate or certificates evidencing such number of shares of Class A Common Stock, and such amount of immediately available funds, if any, as specified in a written notice to the Company and (b) subject to the next succeeding sentence, the Depositary shall deliver at its office designated for such purpose or such other place as may be requested by any holder surrendering PRIDES as provided in this Section 2.03 (i) a certificate or certificates evidencing the number of shares of Class A Common Stock into which the Convertible Preferred Stock represented by the PRIDES has been converted, (ii) a PRIDES certificate evidencing the number of PRIDES, if any, evidenced by such PRIDES certificate in excess of the number of PRIDES representing the Convertible Preferred Stock which has been so converted, (iii) cash in lieu of receiving fractional shares of Class A Common Stock in accordance with Section 2.06 and (iv)the right to receive cash in an amount in an amount equal to all accrued and unpaid dividends on such shares of Convertible Preferred Stock to the extent provided in the Certificate of Designations for the Convertible Preferred Stock.

     Upon any optional conversion of the Convertible Preferred Stock represented by the PRIDES, no allowance, adjustment or payment shall be made with respect to dividends upon such Convertible Preferred Stock or shares of Class A Common Stock issued upon the conversion thereof, except as set forth in the Authorizing Resolutions. If PRIDES representing shares of Convertible Preferred Stock (other than PRIDES called for redemption within such period in connection with a redemption of Convertible Preferred Stock) are surrendered for conversion between the close of business on the record date with respect to any dividend payment on such Convertible Preferred Stock and the opening of business on the next succeeding dividend payment date, any holder of PRIDES surrendered with instructions to the Depositary for conversion of the Convertible Preferred Stock represented thereby shall remit to the Depositary with such PRIDES an amount of funds equal to the dividend payable on the underlying Convertible Preferred Stock on such dividend payment date computed and paid as set forth in the Authorizing Resolutions.

     Delivery of Class A Common Stock and other property may be made by the delivery of certificates and other proper documents of title, which, if required by law, shall be properly endorsed or accompanied by proper instruments of transfer. If such delivery is to be made otherwise than at the Depositary's corporate trust office in New York City, such delivery shall be made, as hereinafter provided, without unreasonable delay, at the risk of any holder surrendering PRIDES, and for the account of such holder, to such place designated in writing by such holder.

     SECTION 2.04. Mandatory Conversion. Unless previously redeemed by the Company or converted at the option of the holder into Class A Common Stock, on the Mandatory Conversion Date, each half share of Convertible Preferred Stock represented by a PRIDES will mandatorily convert into (i) Class A Common Stock at the rate prescribed in the Authorizing Resolutions, (ii) cash in lieu of fractional shares in accordance with Section 2.06 and (iii) the right, upon surrender thereof, to receive cash in an amount equal to all accrued and unpaid dividends thereon (other than previously declared dividends payable to a holder of record as of a prior date) to the Mandatory Conversion Date, as prescribed in the Authorizing Resolutions. On and after the Mandatory Conversion Date, each PRIDES certificate shall represent the right to receive the consideration payable upon such mandatory conversion of the Convertible Preferred Stock represented thereby, without interest, but including any dividends on the Class A Common Stock issued in such conversion and for which the record date occurred after the Mandatory Conversion Date (provided that the Company shall not be required to pay any dividend prior to its scheduled dividend payment date). On the Mandatory Conversion Date, the Depositary shall surrender all shares of Convertible Preferred Stock then held by it and shall promptly deliver to each holder of PRIDES, upon the surrender by such holder of a PRIDES certificate, the Class A Common Stock and any other consideration received by the Depositary in respect of the Convertible Preferred Stock formerly represented by such PRIDES certificate.

     SECTION 2.05. Redemption by Company. The Convertible Preferred Stock represented by the PRIDES shall not be redeemable by the Company prior to August 1, 1999. At any time and from time to time on or after that date until immediately prior to the Mandatory Conversion Date, the Company will have the right to redeem, in whole or in part, the Convertible Preferred Stock represented by the PRIDES, at the price per half share of Convertible Preferred Stock specified pursuant to the Authorizing Resolutions. Whenever the Company shall elect under the Authorizing Resolutions to redeem shares of Convertible Preferred Stock, the Depositary shall effect a simultaneous redemption, from the proceeds of such redemption by the Company, of a number of PRIDES representing a number of half shares of Convertible Preferred Stock equal to the number of half shares of Convertible Preferred Stock being redeemed. In the case of any such redemption, the Company shall give the Depositary not less than 15 nor more than 60 days' notice of the date of such proposed redemption (the "redemption date"), the number of half shares of the Convertible Preferred Stock held by the Depositary to be so redeemed, the number of PRIDES to be simultaneously redeemed and the applicable redemption price, including the amount of any accrued and unpaid dividends to the date of such redemption computed as provided in the Authorizing
Resolutions. The Depositary shall mail notice of such redemption (which shall also constitute a notice of redemption of PRIDES), by first-class mail, postage prepaid, not less than 15 nor more than 60 days prior to the redemption date, to the holders of record of PRIDES representing a number of half shares of Convertible Preferred Stock equal to the number of half shares of Convertible Preferred Stock held by the Depositary that are to be redeemed by the Company, at the addresses of such holders as the same appear on the records of the Depositary; but neither failure to mail any such notice, nor any defect in any notice, to one or more holders shall affect the validity of the proceedings for redemption except as to any holder to whom the Depositary has failed to give said notice or whose notice was defective. Each such notice shall state the redemption date, the number of shares of Convertible Preferred Stock and number of PRIDES to be redeemed, and, if less than all the shares of Convertible Preferred Stock represented by PRIDES are to be redeemed, the number of PRIDES to be redeemed from such holder; the applicable redemption price; that dividends in respect of the Convertible Preferred Stock represented by such PRIDES to be redeemed will cease to accrue as of the date specified in the notice of redemption from the Company; that the conversion rights with respect to such shares of Convertible Preferred Stock will cease as of the redemption date (except as described below), and instructions for the surrender of the certificates representing the PRIDES to be redeemed. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. The Company shall make a public announcement (by press release to the Dow Jones News Service) of any call for redemption prior to or at the time of, the mailing of such notice of redemption. In case less than all the outstanding shares of Convertible Preferred Stock represented by PRIDES are to be called for redemption, the PRIDES to be redeemed (which shall represent a number of half shares of Convertible Preferred Stock equal to the total number of half shares of Convertible Preferred Stock being held by the Depositary that are to be redeemed) shall be selected by the Depositary in the same manner as that determined by the Company with respect to the redemption by the Company of the shares of Convertible Preferred Stock.

     Notice having been mailed by the Depositary as aforesaid, on and after the redemption date, the PRIDES to be redeemed shall no longer be deemed outstanding and all rights of the holders of such PRIDES including any accrued and unpaid dividends shall cease, except the right to receive a distribution of the redemption price, without interest as provided herein, (unless the Company defaults in payment of the redemption price). As of the close of business on the redemption date, if the Company shall have redeemed the shares of Convertible Preferred Stock called for redemption, upon surrender in accordance with such notice of the certificates representing the PRIDES being redeemed from the proceeds of such redemption (properly endorsed or assigned for transfer, if required and stated in such notice), the holders of such PRIDES shall be entitled to receive, for each PRIDES surrendered, an amount equal to the redemption price per half-share of Convertible Preferred Stock redeemed plus all money and other property, if any, attributable thereto pursuant to the Authorizing Resolutions, including cash in lieu of any fractional shares of Class A Common Stock in accordance with Section 2.06. On or promptly following the redemption date, the Depositary shall surrender all shares of Convertible Preferred Stock held by it that have been redeemed.

     If less than all of the PRIDES represented by a PRIDES certificate are called for redemption, the Depositary will deliver to the holder of the PRIDES certificate upon the later of (i) the surrender of the PRIDES certificate to the Depositary and (ii) the redemption date, a new PRIDES certificate representing the PRIDES not called for redemption together with the redemption payment.

     If a notice of redemption of any shares of Convertible Preferred Stock represented by PRIDES has been given pursuant to this Section 2.05, the right to convert the shares of Convertible Preferred Stock represented by such PRIDES will terminate immediately prior to the close of business on the relevant redemption date.

     SECTION 2.06. Fractional Shares. No fractional shares of Class A Common Stock shall be issuable upon redemption or conversion of the Convertible Preferred Stock represented by the PRIDES. In lieu of any fractional share otherwise issuable in respect of the aggregate number of shares of Convertible Preferred Stock of any holder which are redeemed or converted on any redemption date or upon Mandatory Conversion or any optional conversion, such holder shall be entitled to receive an amount in cash equal to the same fraction of the (i) Current Market Price per share of the Class A Common Stock, determined as of the second trading date immediately preceding the Notice Date, in the case of redemption, or (ii) Closing Price of the Class A Common Stock determined (A) as of the fifth trading day immediately preceding the Mandatory Conversion Date, in the case of mandatory conversion, or (B) as of the second trading day immediately preceding the effective date of conversion, in the case of an optional conversion by a holder.

     SECTION 2.07. Transfer of PRIDES Certificates. Subject to the terms and conditions of this Deposit Agreement, the Depositary shall transfer on its books from time to time PRIDES certificates upon any surrender thereof by the holder in person or by such holder's duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer, and duly stamped as may be required by law. Thereupon the Depositary shall execute a new PRIDES certificate and deliver the same to or upon the order of the person entitled thereto evidencing the same aggregate number of PRIDES as those evidenced by the PRIDES certificate or PRIDES certificates surrendered.

     SECTION 2.08. Combinations and Split-Ups of PRIDES. Upon surrender of one or more PRIDES certificates at the Depositary's corporate trust office in New York City, or at such other offices as it may designate, for the purpose of effecting a split-up or combination of any such PRIDES certificates by the holder in person or by such holder's duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer, together with written instructions specifying the number of PRIDES certificates to be received upon such split-up or combination, the Depositary shall execute and deliver one or more new PRIDES certificates in the denominations requested by such holder and authorized by the Company, representing the same aggregate number of half-shares of Convertible Preferred Stock as the PRIDES certificates surrendered.

     SECTION 2.09. Surrender of PRIDES and Withdrawal of Convertible Preferred Stock. Any holder of PRIDES may withdraw Convertible Preferred Stock that has not previously been converted or called for redemption in authorized denominations and all money and other property, if any, represented by such PRIDES by surrendering PRIDES certificates at such office as the Depositary may designate for such purpose, and the holder of such PRIDES shall thereafter be entitled to delivery, to him or upon his order, of such Convertible Preferred Stock and such money and other property, if any, at the time underlying such PRIDES. The Depositary shall also deliver to such holder or his order one or more PRIDES certificates representing the Convertible Preferred Stock and a proportionate amount of the money and other property, if any, which such holder does not wish to withdraw. Delivery of such Convertible Preferred Stock and such money and other property, if any, may be made by the delivery of certificates and other proper documents of title, which if required by law, shall be properly endorsed or accompanied by proper instruments of transfer. Such delivery shall be made, as hereinafter provided, without unreasonable delay.

     A PRIDES certificate surrendered for such purpose may be required by the Depositary to be properly endorsed in blank or accompanied by one or more properly executed instruments of transfer in blank, and the holder thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Convertible Preferred Stock and money and other property, if any, being withdrawn to be delivered to or upon the written order of the person or persons designated in such order. Thereupon the Depositary shall deliver at its corporate trust office in New York City, subject to the terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, whole shares of Convertible Preferred Stock on the basis of one share of Convertible Preferred Stock for every two PRIDES surrendered and (unless the Company determines to distribute Convertible Preferred Stock in half share denominations) PRIDES for any fractional interests in denominations of one half of a share of Convertible Preferred Stock and integral multiples thereof, and cash for fractional interests other than in the foregoing denominations and integral multiples thereof, except that the Depositary may make delivery to such person or persons at such other place as may be designated in the written order, of any dividends or distributions with respect to the Convertible Preferred Stock represented by such PRIDES certificate.

     At the request and risk of any holder so surrendering a PRIDES certificate, and for the account of such holder, the Depositary shall forward the certificate or certificates and other proper documents of title for the number of shares of Convertible Preferred Stock and any money or other property, if any, represented by such PRIDES certificate to be withdrawn for delivery at such place as may be designated by the holder.

     SECTION 2.10. Limitations on Execution and Delivery, Transfer, Surrender, Redemption, and Conversion of PRIDES or PRIDES Certificates. As a condition precedent to the execution and delivery, transfer, split-up, combination, or surrender of any PRIDES certificates, or the exercise of any right of conversion, redemption or withdrawal, the Depositary may require payment of a sum sufficient for the payment (or, in the event that the Depositary or the Company shall have made such payment, the reimbursement to it) of any tax or other governmental charge with respect thereto (including any such tax or charge with respect to Convertible Preferred Stock being deposited or withdrawn, converted or redeemed) except if such tax or charge is required to be paid by the Company pursuant to the Authorizing Resolutions, may require proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary may establish consistent with the provisions of this Deposit Agreement.

     The deposit of Convertible Preferred Stock may be refused, or the delivery of PRIDES against Convertible Preferred Stock may be suspended or the transfer of PRIDES may be refused, or the exercise of any conversion right relating to the PRIDES as specified in Section 2.03 hereof may be suspended if the conversion rights in respect of Convertible Preferred Stock are also lawfully suspended, and the transfer, surrender or exchange of outstanding PRIDES may be suspended (a) during any period when the register of stockholders of the Company is closed, or (b) if any such action is deemed necessary or advisable by the Depositary, any of the Depositary's Agents or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement or, with the approval of the Company, for any other reason. Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Convertible Preferred Stock in connection with a distribution of PRIDES which is required to be registered under the Securities Act of 1933, unless a registration statement under such Act is in effect as to such PRIDES and such Convertible Preferred Stock.

     SECTION 2.10. Lost PRIDES Certificates, etc. In case any PRIDES certificate shall be mutilated or be destroyed or lost or stolen, the Depositary will execute and deliver a PRIDES certificate of like form and tenor in exchange and substitution for such mutilated PRIDES certificate, or in lieu of and in substitution for such destroyed, lost or stolen PRIDES certificate, upon the holder thereof filing with the Registrar evidence satisfactory to the Depositary of such destruction, loss or theft of such PRIDES certificate and the authenticity thereof and of his ownership thereof and furnishing the Depositary with reasonable indemnification satisfactory to it.

     SECTION 2.11. Cancellation and Destruction of Surrendered PRIDES Certificates. All PRIDES certificates surrendered to the Depositary or any Depositary's Agent shall be canceled by the Depositary. Except as prohibited by applicable law, the Depositary is authorized to destroy such PRIDES certificates so canceled.


                                  ARTICLE III

                    Certain Obligations of Holders of PRIDES
                    ----------------------------------------

     SECTION 3.01. Filing Proofs, Certificates and Other Information. Any person presenting Convertible Preferred Stock for deposit or any holder of PRIDES may be required from time to time to file such proof of residence, or other matters or other information, or to execute such certificates and to make such representations and warranties, as the Depositary or the Company may reasonably deem necessary or proper. The Depositary may withhold the delivery, transfer or exchange of any PRIDES or the distribution of any dividend or other distribution or of the proceeds of the exercise of any conversion right specified in Section 2.03 or the mandatory conversion pursuant to Section 2.04 or the redemption pursuant to Section 2.05 until such proof or other information is filed or such certificates are executed or such representations and warranties are made.

     SECTION 3.02. Payment of Taxes or Other Governmental Charges. If any tax or other governmental charge shall become payable by or on behalf of the Depositary, the Registrar or any Depositary's Agent with respect to any PRIDES, or with respect to the exercise of any conversion right referred to in Section 2.03, or any mandatory conversion pursuant to Section 2.04 or any redemption pursuant to Section 2.05, such tax (including transfer taxes, if any) or governmental charge shall be payable by the holder of such PRIDES, except if such tax or charge is required to be paid by the Company pursuant to the Authorizing Resolutions. Transfer of such PRIDES or any withdrawal of Convertible Preferred Stock and all money and other property, if any, underlying such PRIDES may be refused until such payment is made, and any dividends or other distributions may be withheld, and such conversion right may be refused, and such exchange withheld or any part or all of the Convertible Preferred Stock or other property represented by such PRIDES and not theretofore sold may be sold for the account of the holder thereof (after attempting by reasonable means to notify such holder prior to such sale), and such dividends or other distributions or the proceeds of any such sale may be applied to any payment of such tax or other governmental charge, the holder of such PRIDES remaining liable for any deficiency.

     SECTION 3.03. Warranties as to Convertible Preferred Stock. The Company hereby represents, with respect to the initial deposit of Convertible Preferred Stock, and each subsequent depositor shall be deemed to represent, with respect to any deposit made by such person, that each certificate for such Convertible Preferred Stock so deposited is valid, and that the person making such deposit is duly authorized so to do. The Company hereby further represents and warrants that the Convertible Preferred Stock, when issued, will be validly issued, fully paid and nonassessable. Such representations and warranties shall survive the deposit of the Convertible Preferred Stock and the issuance of PRIDES.


                                   ARTICLE IV

                       The Deposited Securities; Notices

     SECTION 4.01. Cash Distributions. Whenever the Depositary shall receive any cash dividend or other cash distribution on the Convertible Preferred Stock, the

Depositary shall, as promptly as practicable, subject to Sections 3.01 and 3.02 hereof, distribute the amount of such dividend or distribution to record holders of PRIDES on the record date fixed pursuant to Section 4.03 hereof in proportion, insofar as practicable, to the number of PRIDES owned by such holders; provided, however, that, in case the Company, the Depositary, the Registrar or any Depositary's Agent shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of the Convertible Preferred Stock an amount on account of taxes, the amount made available for distribution or distributed on the PRIDES issued in respect of such Convertible Preferred Stock shall be reduced accordingly.

     SECTION 4.02. Distributions Other Than Cash. Whenever the Depositary shall receive any distribution other than cash upon the Convertible Preferred Stock, the Depositary shall, as promptly as practicable, subject to Sections
3.01 and 3.02 hereof, distribute the amount of the property received by it to the record holders of PRIDES as of the record date fixed pursuant to Section
4.03 hereof, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution. If in the opinion of the Depositary such distribution cannot be made proportionately among the record holders of PRIDES entitled thereto, or if for any other reason (including any requirement that the Company, the Depositary or any Depositary's Agent withhold an amount on account of taxes) the Depositary deems, after consultation with the Company, such distribution not to be feasible, the Depositary may, with the approval of the Company, adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the property thus received, or any part thereof, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall, subject to Sections 3.01 and 3.02 hereof, be distributed or made available for distribution, as the case may be, by the Depositary to the holders of PRIDES entitled thereto as in the case of a distribution received in cash.

     SECTION 4.03. Notice of Dividends, Fixing of Record Date for PRIDES Holders, Coordination of Notices. Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made with respect to the Convertible Preferred Stock, or whenever the Depositary shall receive notice of any meeting at which holders of Convertible Preferred Stock are entitled to vote or of which holders of Convertible Preferred Stock are entitled to notice or any request for action by written consent of the holders of Convertible Preferred Stock, the Depositary shall fix a record date (which shall be the same record date fixed by the Company with respect to the Convertible Preferred Stock) for the determination of the holders of PRIDES who shall be entitled to receive such dividend or distribution, or to give instructions for the exercise of voting rights at any such meeting or who shall be entitled to notice of such meeting or request for action by written consent.

     The Company and the Depositary shall cooperate with one another to ensure that any notice given by the Company to record holders of the Convertible Preferred Stock shall promptly be given by the Depositary to record holders of the PRIDES in accordance with Section 5.05 hereof.

     SECTION 4.04. Voting Rights. The Company shall cause the Depositary to notify holders of PRIDES of the occurrence of any event that, pursuant to the Authorizing Resolutions, entitles the holders of Convertible Preferred Stock to vote or act by written consent. Upon receipt of notice of any meeting at which the holders of Convertible Preferred Stock are entitled to vote or upon receipt of any request for action by written consent of the holders of Convertible Preferred Stock, the Depositary shall, as soon as practicable thereafter, mail to the record holders of PRIDES a notice in form satisfactory to the Company which shall contain (a) such information as is contained in such notice of meeting or request for action by written consent and any additional information that may be required under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and (b) a statement that the holders of PRIDES at the close of business on a specified record date (which shall be the record date fixed by the Company with respect to the Convertible Preferred Stock) will be entitled, subject to any applicable provisions of law and of the Authorizing Resolutions, to instruct the Depositary as to the exercise of the voting rights or the execution of written consents pertaining to the Convertible Preferred Stock represented by their respective PRIDES, and a brief statement as to the manner in which such instructions may be given (including an express indication that instructions may be given to the Depositary to give a discretionary proxy to a person designated by the Company). Upon the written request of a holder of PRIDES on such record date, the Depositary shall endeavor insofar as practicable to vote or cause to be voted, or to execute and deliver a written consent or a proxy or proxies with respect to, the Convertible Preferred Stock represented by such PRIDES in accordance with the instructions set forth in such request. The Company hereby agrees to take all action (including, if so requested by the Depositary, the tabulation of instructions received from holders of PRIDES) which may be deemed necessary by the Depositary in order to enable the Depositary to vote such Convertible Preferred Stock or cause such Convertible Preferred Stock to be voted or to execute and deliver written consents or proxies with respect thereto. In the absence of specific instructions from the holder of PRIDES, the Depositary will abstain from voting or executing written consents or proxies to the extent of the Convertible Preferred Stock underlying such PRIDES. Any voting instructions given hereunder shall be revocable to the same extent as a proxy granted with respect to the Convertible Preferred Stock represented thereby.

     SECTION 4.05. Changes Affecting Deposited Securities and Reclassifications, Recapitalizations, etc. Upon any change in par value, split-up, consolidation or any other reclassification of the Convertible Preferred Stock, or upon any recapitalization, reorganization, merger, amalgamation or consolidation or sale of substantially all of the assets of the Company affecting the Company or to which it is a party, the Depositary may in its discretion (with the approval of the Company) and shall (on the instructions of the Company) and, in either such case, in such manner as the Depositary may deem equitable, treat any securities which shall be received by the Depositary in exchange for or in respect of the Convertible Preferred Stock as new deposited securities under this Deposit Agreement, and PRIDES then outstanding shall thenceforth represent interests in the new deposited securities so received in exchange for or upon conversion or in respect of such Convertible Preferred Stock. In any such case, the Depositary may in its discretion with the approval of the Company, execute and deliver additional PRIDES, or may call for the surrender of all outstanding PRIDES to be exchanged for new PRIDES specifically describing such new deposited securities.

     SECTION 4.06. Reports. The Depositary will make available for inspection by owners of the PRIDES at its corporate trust offices, copies of the Deposit Agreement and of all reports and communications from the Company which are made generally available to the holders of the shares of Convertible Preferred Stock. The Registrar for the PRIDES will keep books for the transfer of the PRIDES. At all reasonable times such books will be open for inspection by holders of the PRIDES to the same extent as a record holder of the shares of Convertible Preferred Stock may inspect books for the transfer thereof.

     SECTION 4.07. Lists of PRIDES Holders. Promptly upon request from time to time by the Company, the Depositary shall furnish to it a list, as of a recent date, of the names, addresses and holdings of all persons in whose names PRIDES are registered on the books of the Depositary.


                                   ARTICLE V

                 The Depositary, the Registrar and the Company
                 ---------------------------------------------

     SECTION 5.01. Maintenance of Offices, Agencies, Transfer Books by the Depositary and the Registrar. Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain at its corporate office facilities for the execution and delivery, transfer, surrender and exchange of PRIDES, and shall cause a facility to be maintained in the City of New York, Borough of Manhattan, meeting the requirements of the rules of the New York Stock Exchange, Inc., for the receipt and delivery of PRIDES. The Depositary may cause to be maintained at its offices or at the offices of any Depositary's Agent, facilities for the delivery, transfer, and/or surrender of PRIDES, all in accordance with the provisions of this Deposit Agreement.

     The Depositary shall maintain, or cause one of the Depositary's Agents to maintain, appropriate records which shall reflect registrations, registrations of transfers, exchanges and split-ups and combinations of PRIDES. Such records shall be open for inspection by the Company and shall also be open for inspection by the record holders of PRIDES to the same extent as a record holder of Convertible Preferred Stock may inspect books for the transfer of Convertible Preferred Stock.

     SECTION 5.02. Prevention or Delay in Performance by the Depositary, the Registrar or the Company. None of the Depositary, any Depositary's Agent, the Registrar, or the Company shall incur any liability to any holder of any

PRIDES, if by reason of any provision of any present or future law of the United States of America, or of any other governmental authority, or, in the case of the Depositary or the Depositary's Agents or the Registrar, by reason of any provision, present or future, of the Authorizing Resolutions, or by reason of any act of God or war or other circumstance beyond their control, the Depositary, any Depositary's Agent, the Registrar or the Company shall be prevented or forbidden from doing or performing an act or thing which by the terms of this Deposit Agreement it is provided shall be done or performed; nor shall the Depositary, any Depositary's Agent, the Registrar or the Company incur any liability to any holder of PRIDES by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement and shall perform such duties and otherwise act hereunder on behalf of the holders of PRIDES.

     SECTION 5.03. Obligations of the Depositary, the Depositary's Agents, the Registrar and the Company. None of the Depositary, any Depositary's Agent, the Registrar or the Company assumes any obligation or shall be subject to any liability under this Deposit Agreement to holders of PRIDES other than that each of them agrees to use its best judgment and good faith in the performance of such duties as are specifically set forth in this Deposit Agreement and shall perform such duties and otherwise act hereunder on behalf of the holders of PRIDES.

     None of the Depositary, any Depositary's Agent, the Registrar or the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of the Convertible Preferred Stock or in respect of the PRIDES, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

     None of the Depositary, any Depositary's Agent, the Registrar or the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Convertible Preferred Stock for deposit, any holder of PRIDES or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary, any Depositary's Agent, the Registrar or the Company may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     The Depositary will indemnify the Company and the Registrar against any liability which may arise out of acts performed or omitted by the Depositary (including without limitation in its capacity as Registrar, if applicable) or its agents due to wilful misconduct, negligence or bad faith. Such indemnification obligations shall survive the termination of this Deposit Agreement.

     The Depositary and Depositary's Agents may own and deal in any class of securities of the Company and its affiliates and in PRIDES. The Depositary and any Registrar may also act as transfer agent or registrar of any of the securities of the Company and its affiliates, may loan money to the Company and its affiliates and may engage in any other business with or for the Company and its affiliates.

     SECTION 5.04. Resignation and Removal of the Depositary; Appointment of Successor Depositary. The Depositary may at any time resign as Depositary hereunder by written notice of its election to do so delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

     The Depositary may at any time be removed by the Company by written notice of such removal delivered to the Depositary, such removal becoming effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

     In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall, within 90 days after the delivery of the notice of resignation or removal, as the case may be, appoint a successor depositary. If within such 90-day period no successor depositary shall have been so appointed by the Company and accepted appointment in the manner hereinafter provided, the Depositary may appoint a successor depositary who shall be qualified to so act as hereinbefore provided. Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor here-under, shall duly assign, transfer and deliver all right, title and interest in the Convertible Preferred Stock to such successor, and shall deliver to such successor a list in computer readable form of the record holders of all outstanding PRIDES. Any successor depositary shall promptly mail notice of its appointment to the record holders of PRIDES.

     Any corporation into or with which the Depositary may be merged or consolidated, or to which all or substantially all of the assets of the Depositary shall have been transferred, shall be the successor of such Depositary without the execution or filing of any document or any further act.

     SECTION 5.05. Corporate Notices and Reports. The Company shall deliver to the Depositary, and the Depositary shall, promptly after receipt thereof, transmit to the record holders of the PRIDES, in each case at the address recorded in the Depositary's books, copies of all notices and reports furnished, required by law, by the rules of any national securities exchange upon which the Convertible Preferred Stock or the PRIDES are listed or by the Company's Certificate of Incorporation and the Authorizing Resolutions, to be furnished, by the Company to its stockholders or to holders of the Convertible Preferred Stock. Such transmission will be at the Company's expense and the Company will provide the Depositary with such number of copies of such documents as the Depositary may reasonably request for such purpose. In addition, the Depositary will transmit to the holders of PRIDES (at Company expense) such other documents as may be requested by the Company.

     SECTION 5.06. Deposit of Convertible Preferred Stock by the Company. The Company agrees with the Depositary that neither the Company nor any company controlled by the Company will at any time deposit any Convertible Preferred Stock if such Convertible Preferred Stock is required to be registered under the provisions of the Securities Act of 1933 unless a registration statement is in effect as to such Convertible Preferred Stock.

     SECTION 5.07. Indemnification by the Company. The Company agrees to indemnify the Depositary and each Depositary's Agent against, and hold each of them harmless from, any liability which may arise out of acts performed or omitted in accordance with the provisions of this Deposit Agreement and of the PRIDES, (a) by the Depositary, any Registrar or any of their agents (including Depositary's Agents), except for any liability arising out of their own wilful misconduct, negligence or bad faith, or (b) by the Company or any of its agents (other than the Depositary, the Depositary's Agents, the Registrar or any of their agents).

     SECTION 5.08. Charges and Expenses. The Company agrees to pay all reasonable charges and expenses of the Depositary hereunder, and those of the Registrar, other than taxes and other governmental charges. Such charges and expenses of the Depositary and any Depositary's Agent hereunder and of the Registrar (including fees and expenses of counsel) will be paid upon consultation and agreement between the Depositary and the Company as to the amount and nature of such charges and expenses. The Depositary shall present its statement for such charges and expenses to the Company each quarter. If, at the election of a holder of Convertible Preferred Stock or PRIDES, any delivery or communication from the Depositary to such holder is by telegram or telex or if the Depositary incurs charges or expenses for which it is not otherwise liable hereunder at the election of such holder, such holder will be liable for such charges and expenses.


                                   ARTICLE VI

                           Amendment and Termination
                           -------------------------

     SECTION 6.01. Amendment. The form of the PRIDES certificates and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable. Upon the execution of any such agreement to so amend this Deposit Agreement, except as hereinafter provided, such amendment shall become effective and shall form a part of this Deposit Agreement for all purposes. Any amendment, however, which shall impose any fees or charges (other than taxes, fees and charges provided for herein) upon holders of PRIDES, shall not become effective as to outstanding PRIDES until the expiration of three months after notice of such amendment shall have been given to the record holders of outstanding PRIDES. If any other such amendment shall be prejudicial to any substantial existing right of holders of PRIDES, it shall not become effective as to outstanding PRIDES until the holders of record of PRIDES evidencing at least 66 2/3% of the number of PRIDES then outstanding, voting separately as a single class, shall have consented thereto in writing or by voting therefor in person or by proxy at a meeting held on notice for such purpose or any adjournment or adjournments thereof; provided, however, that such consent of holders of PRIDES shall not be necessary if the terms of such amendment to this Deposit Agreement correspond to, or are substantially the same as, the terms of an amendment to the provisions of the Certificate of Incorporation of the Company pertaining to the Convertible Preferred Stock which is authorized and effected. Every holder of an outstanding PRIDE at the time any such amendment so becomes effective shall be deemed, by continuing to hold such PRIDE, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right, subject to the applicable provisions hereof, of any owner of PRIDES to withdraw the Convertible Preferred Stock represented by the PRIDES or to convert the shares of Convertible Preferred Stock represented thereby into Class A Common Stock, except as provided in the Authorizing Resolutions or in order to comply with mandatory provisions of applicable law.

     SECTION 6.02. Termination. The Company shall be entitled to terminate this Deposit Agreement at any time in its discretion, if fractional shares of Convertible Preferred Stock (in fractions which are no greater than the fractional interest represented by one PRIDES) are listed or admitted for trading on any national securities exchange on which the PRIDES are listed. Whenever the Company shall be entitled to terminate this Deposit Agreement, the Depositary, when so directed by the Company, will terminate this Deposit Agreement by mailing notice of such termination to the record holders of all PRIDES then outstanding at least 60 days prior to the date fixed in such notice for such termination.

     If any PRIDES shall remain outstanding after the date of termination, the Depositary and the Registrar thereafter shall discontinue the transfer of the PRIDES, shall suspend the distribution of dividends to the holders thereof, and shall not give any further notices (other than notice of such termination) or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to the Convertible Preferred Stock, and shall continue to deliver or cause to be delivered Convertible Preferred Stock together with any dividends or other distributions received with respect thereto in exchange for PRIDES surrendered to the Depositary. At any time after the expiration of one year from the date of termination, the Depositary may deliver all shares of Convertible Preferred Stock then held by it and all records pertaining to outstanding PRIDES to such person as shall be designated by the Company. Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary, any Depositary's Agent and any Registrar under Sections 5.07 and 5.08 hereof.

     SECTION 6.03.  Consents.  Consents of holders of PRIDES required by this
Article VI may be evidenced by one or more instruments signed by such holder or by his agent duly appointed in writing, and shall be effective when delivered to the Depositary. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Deposit Agreement and conclusive in favor of the Depositary, the Registrar and the Company, if made in the manner herein provided.

     The execution of any proxy, consent or other instrument by the holder of PRIDES or his agent or proxy shall be revocable, except as otherwise specifically provided, and be deemed sufficient and conclusive for all purposes of this Deposit Agreement if (a) the Depositary, Registrar or Company, as the case may be, shall have mailed or delivered to the holder at his address as shown on the books of the Depositary such proxy, consent or other instrument,
(b) the proxy, consent or other instrument shall have been returned to the Depositary, Registrar or Company, as the case may be, bearing a signature purporting and reasonably appearing to be that of the holder, his agent or proxy, and (c) the person receiving the executed proxy, consent or other instrument shall have no actual knowledge or notice of any irregularity or of any fact or circumstance, which, if substantiated, would impair the validity of such proxy, consent or other instrument. The matters referred to in clauses
(a), (b) and (c) above may be evidenced by a certificate of the Depositary, Registrar or Company, as the case may be.

     The ownership of PRIDES shall be proved by the books of the Depositary or, if a Registrar for PRIDES (other than the Depositary) shall have been appointed, the Registrar or by a certificate of the Depositary or Registrar, as applicable.

     The Depositary shall not be bound to recognize any person as a holder unless and until his title to the PRIDES held by him is proved in the manner provided herein.

     Any such consent of the holder of any PRIDES shall bind every future holder of the same PRIDES including the holder of every PRIDES issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such consent is made upon any such PRIDES.


                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     SECTION 7.01. Counterparts. This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument. Copies of this Deposit Agreement shall be filed with the Depositary and Depositary's Agent and shall be open to inspection during business hours at the corporate offices of the Depositary and any Depositary's Agent by any holder of PRIDES.

     SECTION 7.02. Exclusive Benefit of Parties. This Deposit Agreement is for the exclusive benefit of the parties hereto and the holders from time to time of PRIDES, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.

     SECTION 7.03. Invalidity of Provisions. In case any one or more of the provisions contained in this Deposit Agreement or in the PRIDES should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

     SECTION 7.04. Notices. Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or by telegram, telex or facsimile confirmed by letter, addressed to the Company at Hollinger International Inc., 401 North Wabash Avenue, Chicago, Illinois 60611, Attention: Vice President-Law and Finance, or any other place to which the Company may have transferred its principal executive office and provided notice to the Depositary thereof.

     Any and all notices to be given to the Depositary shall be deemed to have been duly given when personally delivered or sent by mail or telecopier, or by telegram, telex or facsimile confirmed by letter, addressed to the Depositary,
at                                            .

     Any and all notices to be given to the Registrar shall be deemed to have been duly given if personally delivered or sent by mail or telecopier or by
telegram or telex confirmed by letter, addressed to the Registrar, at        .

     Any and all notices to be given to any record holder of PRIDES shall be deemed to have been duly given if personally delivered or sent by mail or by telegram or telex confirmed by letter, addressed to such record holder at the address of such record holder as it appears on the books of the Depositary, or, if such holder shall have filed with the Depositary a written request that notices intended for such holder be mailed to some other address, at the address designated in such request.

     Delivery of a notice sent by mail or by telegram or telex shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of telegram or telex message) is deposited, postage prepaid, in a post office letter box. The Depositary or the Company may, however, act upon any telegram or telex message received by it from the other or from any holder of PRIDES, notwithstanding that such telegram or telex message shall not subsequently be con-firmed by letter as aforesaid.

     SECTION 7.05. Depositary Agents. The Depositary may from time to time appoint Depositary's Agents (which may include the Company) for the purposes of this Deposit Agreement and may at any time appoint additional Depositary's Agents and vary or terminate the appointment of such Depositary's Agents. The Depositary will notify the Company of any such action and shall not take any such action of which the Company shall disapprove.

     SECTION 7.06. GOVERNING LAW. THIS DEPOSIT AGREEMENT AND THE PRIDES CERTIFICATES AND ALL RIGHTS HEREUNDER AND THEREUNDER AND PROVISIONS HEREOF AND THEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7.07. Headings. The headings of articles and sections in this Deposit Agreement and in the form of the PRIDES certificate set forth in Exhibit A hereto have been inserted for convenience only and are not to be regarded as a part of this Deposit Agreement or to have any bearing upon the meaning or interpretation of any provisions contained herein or in the PRIDES.


     IN WITNESS WHEREOF, Hollinger International Inc. and First Chicago Trust Company, have duly executed this Agreement as of the day and year first above set forth.


                          HOLLINGER INTERNATIONAL INC.

                          by /s/ Kenneth L. Serota
                             --------------------------
                             Vice-President - Law and
                             Finance and Secretary

                          FIRST CHICAGO TRUST COMPANY, as
                          Depositary and on behalf of
                          all holders from time to time
                          of PRIDES

                          by /s/ Michael R. Phalen
                             --------------------------
                             Vice-President

                         [Form of PRIDES Certificate]
                                                                     EXHIBIT A

           PREFERRED REDEEMABLE INCREASED DIVIDEND EQUITY SECURITIES
                           9 3/4% PRIDES(SM) ("PRIDES")
                                       OF
                          HOLLINGER INTERNATIONAL INC.
             (Incorporated under the laws of the State of Delaware)

                               _________________

This Certificate is                             (Each PRIDES represents
Transferable in New York,                       1/2 of a share of the
New York                                        Convertible Preferred
                                                Stock referred to below
                                                of Hollinger International Inc.)

                                                CUSIP

     1. [Depositary], a corporation organized under the laws of the State of New York, as depositary ("Depositary"), hereby certifies that [name of registered holder] is the registered owner of [number] PRIDES, each initially representing one-half of one share of Series B Convertible Preferred Stock, par value $.01 per share ("Convertible Preferred Stock"), of Hollinger International Inc., a Delaware corporation (the "Company"), deposited with, and held by, the Depositary. The interest in the Convertible Preferred Stock represented by each PRIDES is subject to adjustment from time to time in the event of certain amendments to the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof establishing and setting forth the rights, preferences and privileges of the Convertible Preferred Stock. The rights, preferences and limitations of the Convertible Preferred Stock are set forth in such resolutions, and filed in the form of a Certificate of Designations of the Convertible Preferred Stock as filed with the Secretary of State of the State of Delaware pursuant to Section 151 of the General Corporation Law of the State of Delaware, copies of which are on file at the Depositary's corporate trust office at 14 Wall Street, New York, New York (such resolutions and Certificate of Designations are collectively referred to herein as the "Authorizing Resolutions").

     2. The Deposit Agreement. The PRIDES certificates, of which this PRIDES certificate is one, are made available upon the terms and conditions set forth in the Deposit Agreement dated as of August 7, 1996 (as the same may be amended from time to time, "Deposit Agreement"), between the Company and the Depositary, as depositary and on behalf of all holders from time to time of PRIDES. The Deposit Agreement (copies of which are on file at the Depositary's corporate trust office in New York City) sets forth the rights of holders of the PRIDES and the rights and duties of the Depositary in respect of the Convertible Preferred Stock deposited, and any and all other property and cash from time to time held thereunder. The statements made on the face and the reverse of this PRIDES certificate are summaries of certain provisions of the Deposit Agreement and are subject in all respects to the detailed provisions thereof, to which reference is hereby made. Defined terms used but not defined in this PRIDES certificate shall have the same meanings as ascribed to them in the Deposit Agreement.

     3. Conversion at the Option of Holders. Subject to the terms and conditions of the Deposit Agreement and the Authorizing Resolutions, PRIDES may be surrendered at any time by the holders thereof with written instructions to the Depositary to convert any specified number of shares of Convertible Preferred Stock (or half-share fractions thereof) represented by such PRIDES into shares of Class A Common Stock (and cash in lieu of fractional shares of Class A Common Stock) at the conversion rate in respect thereof determined in accordance with the Authorizing Resolutions. The right to convert shares of Convertible Preferred Stock represented by PRIDES called for redemption will terminate immediately prior to the close of business on the relevant redemption date.

     4. Mandatory Conversion. Unless previously redeemed by the Company or converted at the option of the holder into Class A Common Stock, on August 1, 2000 (the "Mandatory Conversion Date"), each half share of Convertible Preferred Stock represented by a PRIDES will mandatorily convert into (i) Class A Common Stock at the rate prescribed in the Authorizing Resolutions, (ii) cash in lieu of fractional shares of Class A Common Stock and (iii) the right to receive cash in an amount equal to all accrued and unpaid dividends thereon (other than previously declared dividends payable to a holder of record as of a prior date) to the Mandatory Conversion Date, as prescribed in the Authorizing Resolutions.

     5. Redemption by Company. The shares of Convertible Preferred Stock represented by the PRIDES will not be redeemable by the Company prior to August 1, 1999. At any time and from time to time on or after that date until immediately prior to the Mandatory Conversion Date, the Company will have the right to redeem, in whole or in part, the Convertible Preferred Stock represented by the PRIDES at the price per half share of Convertible Preferred Stock specified pursuant to the Authorizing Resolutions. Whenever the Company shall elect under the Authorizing Resolutions to redeem shares of Convertible Preferred Stock, the Depositary shall effect a simultaneous redemption of a number of PRIDES representing a number of half shares of Convertible Preferred Stock equal to the number of half shares of Convertible Preferred Stock being redeemed. In the case of any such redemption, the Depositary shall be required to give notice of such redemption, by first class mail postage prepaid, not less than 15 nor more than 60 days prior to the redemption date to the holders of PRIDES representing a number of half shares of Convertible Preferred Stock equal to the number of half shares of Convertible Preferred Stock held by the Depositary that are to be redeemed by the Company. In case less than all the outstanding shares of Convertible Preferred Stock represented by PRIDES are to be called for redemption, the PRIDES to be redeemed (which shall represent a number of half shares of Convertible Preferred Stock equal to the total number of half shares of Convertible Preferred Stock held by the Depositary that are being redeemed) shall be selected by the Depositary in the same manner as that determined by the Company with respect to the redemption of the Convertible Preferred Stock. Subject to the terms of the Deposit Agreement, notice having been mailed by the Depositary as aforesaid, the PRIDES to be redeemed shall no longer be deemed outstanding and all rights of the holders of such PRIDES, except the right to receive a proportionate distribution of the redemption price of such Convertible Preferred Stock without interest as provided herein, shall cease (including any right to receive any dividend otherwise payable on any dividend payment date with respect to the Convertible Preferred Stock to be redeemed after the redemption date) from and after the redemption date. If less than all of the PRIDES evidenced by this PRIDES certificate are called for redemption, the Depositary will deliver to the holder of this PRIDES certificate upon the later of (i) the surrender of this PRIDES certificate to the Depositary and (ii) the redemption date, a new PRIDES certificate representing the PRIDES not called for redemption together with the redemption payment.

     6. Dividends and Distributions. Whenever the Depositary receives any cash dividend or other cash distribution with respect to the Convertible Preferred Stock, the Depositary will, subject to the provisions of the Deposit Agreement, promptly distribute the amount of such dividends or distribution to the record holders of PRIDES on the record date (determined in accordance with paragraph 15 below) in proportion, insofar as practicable, to the respective numbers of PRIDES held by them; provided, however, that the amount distributed will be reduced by any amounts required to be withheld by the Company or the Depositary on account of taxes. Other distributions received on the Convertible Preferred Stock will be distributed to holders of PRIDES as provided in the Deposit Agreement.

     7.  Surrender of PRIDES and Withdrawal of Convertible Preferred Stock.
Upon surrender of this PRIDES certificate to the Depositary at its corporate trust office in New York City or at such other offices as may be designated in accordance with the Deposit Agreement, and, subject to the terms and conditions of the Deposit Agreement (unless the PRIDES evidenced hereby have been theretofore converted or called for redemption), the holder hereof is entitled to withdraw, and to obtain delivery, to or upon his order, of Convertible Preferred Stock in authorized denominations and all money and other property, if any, at the time represented by this PRIDES certificate.

     8. Transfers, Split-Ups, Combinations. This PRIDES certificate is transferable on the books of the Depositary upon surrender of this PRIDES certificate to the Depositary, properly endorsed or accompanied by a properly executed instrument of transfer, and duly stamped as may be required by law and upon such transfer the Depositary shall sign and deliver a PRIDES certificate to or upon the order of the person entitled thereto, as provided in the Deposit Agreement. This PRIDES certificate may be split into other PRIDES certificates or combined with other PRIDES certificates into one PRIDES certificate, evidencing the same aggregate number of PRIDES surrendered.

     9. Limitations on Execution and Delivery Transfer, etc. of PRIDES. Prior to the execution and delivery, transfer, split-up, combination, delivery for purposes of conversion or withdrawal of the underlying Convertible Preferred Stock, surrender or exchange of this PRIDES certificate, the Depositary, or any of the

Depositary's Agents, or the Company, may require payment to it of a sum sufficient for the payment (or, in the event that the Depositary or the Company shall have made such payment, the reimbursement to it) of any tax or other governmental charge with respect thereto (including any such tax or charge with respect to Convertible Preferred Stock being deposited or withdrawn, converted or redeemed) except if such tax or charge is required to be paid by the Company pursuant to the Authorizing Resolutions, may require proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary may establish pursuant to the Deposit Agreement. Any person presenting Convertible Preferred Stock for deposit, or any holder of this PRIDES certificate, may be required to file such information, and to execute such certificates, as the Depositary or the Company may reasonably deem necessary or proper.

     10. Suspension of Delivery, Transfer, etc. The deposit of Convertible Preferred Stock may be refused, or the delivery of this PRIDES certificate against Convertible Preferred Stock may be suspended, or the transfer, surrender, conversion (provided the conversion rights in respect of the Convertible Preferred Stock are also suspended) or exchange of this PRIDES certificate may be suspended (a) during any period when the register of stockholders of the Company is closed or (b) if any such action is deemed necessary or advisable by the Depositary, the Depositary's Agents or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or with the approval of the Company for any other reason.

     11. Payment of Taxes or Other Governmental Charges. If any tax or other governmental charge shall become payable by or on behalf of the Depositary, the Registrar or any Depositary's Agent with respect to this PRIDES certificate or with respect to the PRIDES evidenced hereby or with respect to the Convertible Preferred Stock represented by such PRIDES, such tax (including transfer taxes, if any) or governmental charge shall be payable by the holder hereof, except if such tax or charge is required to be paid by the Company pursuant to the Authorizing Resolutions. Transfer of this PRIDES certificate, or any withdrawal of Convertible Preferred Stock and all money and other property, if any, underlying the PRIDES represented hereby, may be refused until such payment, if any, is made, and any dividends or other distributions may be withheld, or any part or all of the Convertible Preferred Stock and other property underlying the PRIDES and not theretofore sold may be sold for the account of the holder hereof, and such dividends or other distributions or the proceeds of any such sale may be applied to any payment of such tax or other governmental charge, the holder of this PRIDES certificate remaining liable for any deficiency.

     12. Amendment. The form of the PRIDES certificates and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable. Any amendment which imposes any fees or charges (other than taxes, fees and charges provided for in the Deposit Agreement) upon holders of PRIDES shall not become effective as to outstanding PRIDES until the expiration of three months after notice of such amendment has been given to the record holders of outstanding PRIDES. If any other such amendment shall be prejudicial to any substantial existing right of holders of PRIDES, it shall not become effective as to outstanding PRIDES until the holders of record of PRIDES evidencing at least 66 2/3% of the number of PRIDES then outstanding, voting separately as a single class, shall have consented thereto in writing or by voting therefor in person or by proxy at a meeting held on notice for such purpose or any adjournment or adjournments thereof; provided, however, that such consent of holders of PRIDES shall not be necessary if the terms of such amendment to the Deposit Agreement correspond to, or are substantially the same as, the terms of an amendment to the provisions of the Restated Certificate of Incorporation of the Company, as amended, pertaining to the Convertible Preferred Stock which is authorized and effected. The holder of this PRIDES certificate at the time any such amendment so becomes effective shall be deemed, by continuing to hold this PRIDES certificate, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair, subject to the applicable provisions of the Deposit Agreement, the rights of the owner of the PRIDES represented by this certificate to withdraw the Convertible Preferred Stock represented by the PRIDES certificate or to convert the shares of Convertible Preferred Stock represented thereby, except as provided in the Authorizing Resolutions or in order to comply with mandatory provisions of applicable law.

     13. Charges of Depositary. The Company will pay all reasonable charges and expenses of the Depositary and the Registrar, except for taxes and other governmental charges, and such telegram, telex and delivery charges as are expressly provided in the Deposit Agreement to be at the expense of persons depositing Convertible Preferred Stock or holders of PRIDES.

     14. Title to PRIDES Certificates. It is a condition of this PRIDES certificate, and every successive holder hereof by accepting or holding the same consents and agree, that title to this PRIDES certificate (and to the PRIDES evidenced hereby), when properly endorsed or accompanied by a properly executed instrument of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that, until this PRIDES certificate shall be transferred on the books of the Depositary, the Depositary, each Depositary's Agent and the Company may, notwithstanding any notice to the contrary, treat the record holder hereof at such time as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or payments with respect to the Convertible Preferred Stock, to exercise voting or conversion rights with respect to the Convertible Preferred Stock or to receive any notice provided for in the Deposit Agreement and for all other purposes.

     15. Fixing of Record Date. Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made with respect to the Convertible Preferred Stock, or whenever the Depositary shall receive notice of any meeting at which holders of Convertible Preferred Stock are entitled to vote or of which holders of Convertible Preferred Stock are entitled to notice or any request for action by written consent of the holders of Convertible Preferred Stock, the Depositary shall fix a record date (which shall be the record date fixed by the Company with respect to the Convertible Preferred Stock) for the determination of holders of PRIDES who shall be entitled to receive such dividend or distribution, or to give instructions for the exercise of voting rights at any such meeting, or who shall be entitled to notice of such meeting or request for action by written consent.

     16. Voting Rights. The Company shall cause the Depositary to notify holders of PRIDES of the occurrence of any event that, pursuant to the Authorizing Resolutions, entitles the holders of Convertible Preferred Stock to vote or act by written consent. Upon receipt of notice of any meeting at which the holders of Convertible Preferred Stock are entitled to vote or upon receipt of any request for action by written consent of the holders of Convertible Preferred Stock, the Depositary shall, as soon as practicable thereafter, mail to the record holders of PRIDES a notice in form satisfactory to the Company which shall contain (a) such information as is contained in such notice of meeting or request for action by written consent and any additional information that may be required under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and (b) a statement that the holders of PRIDES at the close of business on a specified record date (which shall be the record date fixed by the Company with respect to the Convertible Preferred Stock) will be entitled, subject to any applicable provisions of law and of the Authorizing Resolutions, to instruct the Depositary as to the exercise of the voting rights pertaining to the Convertible Preferred Stock represented by their respective PRIDES, and a brief statement as to the manner in which such instructions may be given. Upon the written request of a holder of PRIDES on such record date, the Depositary shall endeavor insofar as practicable to vote or cause to be voted, or to execute and deliver a written consent or a proxy or proxies with respect to, the Convertible Preferred Stock represented by such PRIDES in accordance with the instructions set forth in such request. In the absence of specific instructions from the holder of PRIDES, the Depositary will abstain from voting or executing written consents or proxies to the extent of the Convertible Preferred Stock underlying such PRIDES. Any voting instructions given hereunder shall be revocable to the same extent as a proxy granted with respect to the underlying Convertible Preferred Stock.

     17. Changes Affecting Deposited Securities. upon any change in par value, split-up, consolidation or any other reclassification of the Convertible Preferred Stock, or upon any recapitalization, reorganization, merger, amalgamation or consolidation or sale of substantially all the assets of the Company affecting the Company or to which it is a party, the Depositary may in its discretion (with approval of the Company) and shall (upon the instructions of the Company) and, in either such case, in such manner as the Depositary may deem equitable, treat any securities which shall be received by the Depositary in exchange for or in respect of the Convertible Preferred Stock as new deposited securities under the Deposit Agreement, and PRIDES then outstanding shall thenceforth represent interests in the new deposited securities so received in exchange for or upon conversion or in respect of such Convertible Preferred Stock. In any such case, the Depositary may in its discretion, with the approval of the Company, execute and deliver additional PRIDES, or may call for the surrender of all outstanding PRIDES to be exchanged for new PRIDES specifically describing such new deposited securities.

     18. Reports; Inspection of Transfer Books. The Depositary will make available for inspection by holders of PRIDES at its corporate trust office in New York City and at such other places as it may deem advisable, any reports and communications received from the Company which are made generally available by the Company to the holders of such Convertible Preferred Stock. The Depositary will also send to record holders of PRIDES copies of such other reports and financial statements furnished by the Company. The Depositary will keep books for the transfer of PRIDES, which at all reasonable times will be open for inspection by the record holders of PRIDES to the same extent as a record holder of Convertible Preferred Stock may inspect books for the transfer of Convertible Preferred Stock.

     19. Liability of the Depositary, the Depositary's Agents, Registrar or the Company. None of the Depositary, any Depositary's Agent, the Registrar or the Company shall incur liability to any holder of PRIDES if by reason of any provision of law or any other governmental authority, or, in the case of the Depositary, any Depositary's Agent or the Registrar, by reason of any provision, present or future, of the Authorizing Resolutions, or by reason of any act of God or war or other circumstance beyond their control, the Depositary, any Depositary's Agent, the Registrar or the Company shall be prevented or forbidden from doing or performing any act or thing which by the terms of the Deposit Agreement it is provided shall be done or performed; nor shall the Depositary, any Depositary's Agent, the Registrar or the Company incur any liability to any holder of PRIDES by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement and shall perform such duties and otherwise act thereunder on behalf of the holders of PRIDES.

     20. Obligations of the Depositary, the Depositary's Agents, the Registrar and the Company. None of the Depositary, any Depositary's Agent, the Registrar or the Company assumes any obligation or shall be subject to any liability under the Deposit Agreement to holders of PRIDES other than that each of them agrees to use its best judgment and good faith in the performance of such duties as are specifically set forth in the Deposit Agreement and shall perform such duties and otherwise act thereunder on behalf of the holders of PRIDES.

     None of the Depositary, any Depositary's Agent, the Registrar or the Company will be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of the Convertible Preferred Stock or in respect of the PRIDES, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

     None of the Depositary, any Depositary's Agent, the Registrar or the Company will be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Convertible Preferred Stock for deposit, any holder of PRIDES or any other person believed by it in good faith to be competent to give such advice or information.

     The Company will indemnify the Depositary and each Depositary's Agent against, and hold each of them harmless from, any liability which may arise out of acts performed or omitted in accordance with the provisions of the Deposit Agreement and the PRIDES (a) by the Depositary, any Registrar, or any of their agents (including the Depositary's Agents), except for any liability arising out of their own wilful misconduct, negligence or bad faith, or (b) by the Company or any of its agents (other than the Depositary, the Depositary's Agents, the Registrar or any of their agents). The Depositary will indemnify the Company and the Registrar against any liability which may arise out of the acts performed or omitted by the Depositary or its agents due to negligence or bad faith.

     21.  Resignation and Removal of Depositary.  The Depositary may at any time
(a) resign by written notice of its election to do so delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment, or (b) be removed by the Company by written notice delivered to the Depositary, effective upon the appointment of a successor depositary and its acceptance of such appointment, all as provided in the Deposit Agreement.

     22. Termination of Deposit Agreement. The Company shall be entitled to terminate the Deposit Agreement at any time in its discretion, as long as fractional shares of Convertible Preferred Stock (in fractions that are no greater than the fractional interest underlying one PRIDES) are listed or admitted for trading on any national securities exchange on which the PRIDES are listed. Whenever the Company shall be entitled to terminate the Deposit Agreement, the Depositary, when so directed by the Company, will terminate the Deposit Agreement by mailing notice of such termination to the record holders of all PRIDES then outstanding at least 60 days prior to the date fixed in such notice for such termination.

     If any PRIDES remain outstanding after the date of termination, the Depositary and any Registrar thereafter shall discontinue all functions under the Deposit Agreement, except as specifically provided therein. At any time after the expiration of one year from the date of termination, the Depositary may deliver all shares of Convertible Preferred Stock and cash or other property then held by it and all records pertaining to outstanding PRIDES to such person as shall be designated by the Company.

     23. GOVERNING LAW. THE DEPOSIT AGREEMENT AND THIS CERTIFICATE AND ALL RIGHTS THEREUNDER AND HEREUNDER AND PROVISIONS THEREOF AND HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     This PRIDES certificate shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this PRIDES certificate shall have been executed by the Depositary by the manual signature of a duly authorized officer of the Depositary or, if a Registrar for PRIDES Certificates (other than the Depositary) shall have been appointed, by the Depositary by the facsimile signature of a duly authorized officer of the Depositary and, if executed by a facsimile signature of a duly authorized officer of the Depositary, countersigned by the Registrar by the manual signature of a duly authorized officer of the Registrar.

Dated:

                                                           , Depositary

                                             by _______________________
                                                Authorized Officer

THE COMPANY WILL FURNISH TO ANY HOLDER OF ONE OR MORE PRIDES UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE CERTIFICATE OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND/OR OTHER SPECIAL RIGHTS OF THE SERIES B CONVERTIBLE PREFERRED STOCK (THE "CONVERTIBLE PREFERRED STOCK"). SUCH REQUEST MAY BE MADE TO THE COMPANY.


                          FORM OF NOTICE OF CONVERSION

     The undersigned holder of this PRIDES certificate hereby exercises the option to convert the number specified below of shares of the Series B Convertible Preferred Stock, par value $.01 per share of Hollinger International Inc., a Delaware corporation (the "Company"), represented by this PRIDES certificate into shares of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock") (as further defined in the Deposit Agreement referred to below), and any other applicable property in accordance with the terms of and conditions of the Convertible Preferred Stock and further as
provided in the Deposit Agreement, dated as of             , between the Company
and               , as Depositary and on behalf of the holders from time to time of the PRIDES referred to in such Deposit Agreement (the "Deposit Agreement") and directs that the securities deliverable upon such conversion be registered in the name of and delivered, together with a check in payment for any fractional share and any other property deliverable upon such conversion, to the undersigned unless a different name has been indicated below. If securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. If the number of shares of Convertible Preferred Stock to be converted indicated below is less than the number of shares of such Convertible Preferred Stock represented by this PRIDES certificate, the undersigned directs that the Depositary issue to the undersigned, unless a different name is indicated below, a new PRIDES certificate evidencing PRIDES for the balance of the Convertible Preferred Stock not to be converted.


Dated:                               Signature______________________________

                                              ______________________________
                                              NOTE:  The above signature(s)
                                              should correspond exactly with
                                              the name(s) on the face of this
                                              PRIDES certificate or with the
                                              name(s) of the assignee(s)
                                              appearing in the assignment
                                              form below.

_________________         Number of shares of Convertible Preferred Stock
                          underlying this PRIDES certificate to be converted
                          (in 1/2 of a share or any integral multiple thereof).

(PLEASE PRINT NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S))

Name
________________________________________________________________________________

Address
________________________________________________________________________________

(PLEASE INDICATE OTHER DELIVERY INSTRUCTION, IF APPLICABLE)

Name
________________________________________________________________________________

Address
________________________________________________________________________________

Tax I.D. Number
___________________________________________________

                               FORM OF ASSIGNMENT


                 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________ the within PRIDES certificate and all rights and interests associated therewith, and hereby irrevocably constitutes and appoints ___________________________________________ attorney, to transfer the same on the books of the within-named Depositary or, if a Registrar shall have been appointed, the within-named Registrar, with full power of substitution in the premises.


Dated:                                   Signature_____________________________

                                          _____________________________________
                                          NOTE:  The above signature(s) should
                                          correspond exactly with the name(s)
                                          on the face of this PRIDES
                                          certificate.